UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2008

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission	75-2880496
(State or other jurisdiction of incorporation or organization)	File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02                                        Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2008, Michael W. Hessong resigned his position as Heelys, Inc.’s Chief Financial Officer, Vice President — Finance, Treasurer and Secretary.  A copy of the press release announcing Mr. Hessong’s resignation is attached hereto as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)                                                         Exhibits.

99.1                        Press Release dated May 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: May 13, 2008	By:	/s/ Ralph T. Parks
Ralph T. Parks
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 13, 2008.